                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NSD BANCORP, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

       [ X ]    No fee required.
       [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                0-11.

                1) Title of each class of securities to which transaction applies:

                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:

                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:

                        ------------------------------------------------------------
                5)      Total fee paid:

                        ------------------------------------------------------------
       [   ]    Fee paid previously with preliminary materials.
       [   ]    Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:

                        ------------------------------------------------------------
                2)      Form, Schedule or Registration Statement No.:

                        ------------------------------------------------------------
                3)      Filing Party:

                        ------------------------------------------------------------
                4)      Date Filed:

                        ------------------------------------------------------------

                               NSD BANCORP, INC.
                               5004 MCKNIGHT ROAD
                         PITTSBURGH, PENNSYLVANIA 15237

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 2000

     Notice is hereby given that the Annual Meeting of Shareholders of NSD Bancorp, Inc. will be held in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania, on April 25, 2000, at 3:00 P.M. local time, for the following purposes:

     (1) To vote upon the election of five persons to the Board of Directors of the corporation, to hold office for a two-year term and until their successors are duly elected and qualified.

     (2) To ratify the appointment of Deloitte & Touche, L.L.P., Certified Public Accountants, as independent auditors and accountants for the corporation for the year ending December 31, 2000.

     (3) To transact such other business as may properly come before the meeting.

     The Board of Directors established the close of business on March 14, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          By Order of the Board of Directors,

                                          GLORIA J. BUSH
                                          Secretary
Pittsburgh, Pennsylvania
March 28, 2000

                               NSD BANCORP, INC.

                               5004 MCKNIGHT ROAD
                         PITTSBURGH, PENNSYLVANIA 15237

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2000

                              GENERAL INFORMATION

     This proxy statement is furnished to holders of common stock of NSD Bancorp, Inc. in connection with the solicitation of proxies on behalf of the Board of Directors of the corporation to be used at the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2000, in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania 15237, and at any adjournment or postponement of the meeting. The approximate mailing date of this proxy statement and the accompanying proxy is March 28, 2000.

     The corporation is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at 5004 McKnight Road, Pittsburgh, Pennsylvania 15237, telephone (412) 231-6900. The sole subsidiary of the corporation is NorthSide Bank.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING STOCK

     Only holders of common stock of record at the close of business on March 14, 2000, are eligible for notice of and to vote at the annual meeting. The number of shares of common stock, par value $1.00 per share outstanding and entitled to vote as of the record date was 2,788,516.

     If your shares are registered directly in your name with NSD Bancorp, Inc.'s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As a shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

SOLICITATION AND VOTING OF PROXIES

     The Board of Directors solicits this proxy for use at the corporation's 2000 Annual Meeting of Shareholders. The corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Shares represented by proxies on the accompanying proxy, if properly signed and returned, will be voted in accordance with the specifications made by the shareholders. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for First Class Director named below, and FOR ratification of Deloitte & Touche, L.L.P., as independent public accountants for the year ending December 31, 2000.

QUORUM

     Under Pennsylvania law and the corporation's By-Laws, the presence of a quorum is required for each matter to be acted upon at the annual meeting. Pursuant to Article III, Section 3.04 of the By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the five nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against such election.

REVOCABILITY OF PROXY

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     - delivering written notice of the revocation to Gloria J. Bush, Secretary of NSD Bancorp, Inc., at 5004 McKnight Road, Pittsburgh, PA 15237, or

     - delivering a properly executed later-dated proxy to Gloria J. Bush, Secretary of NSD Bancorp, Inc., at 5004 McKnight Road, Pittsburgh, PA 15237, or

     - attending the meeting and voting in person after giving written notice to the Secretary of the corporation.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please contact Gloria
J. Bush, Secretary at (412) 366-8148.

METHOD OF VOTING

  PROXY VOTING

     - Mark your selections.

     - Date your proxy and sign your name exactly as it appears on your proxy.

     - Mail the proxy to NSD Bancorp, Inc. in the enclosed postage-paid envelope.

  VOTING IN PERSON

     - Attend the annual meeting and show proof of eligibility to vote.

     - Obtain a proxy.

     - Mark your selections.

     - Date your proxy and sign your name exactly as it appears in the corporation's transfer book.

PRINCIPAL SHAREHOLDERS OF THE CORPORATION

     The following table sets forth certain information concerning ownership of the corporation's common stock by persons known to the corporation to be the beneficial owner of more than 5% of the outstanding shares of the corporation's common stock as of March 14, 2000. Each such individual has sole voting and investment power with respect to the shares listed except as otherwise indicated in the footnotes to the table.

                                                               PERCENTAGE OF
                                   AMOUNT AND NATURE OF         OUTSTANDING
NAME AND ADDRESS                  BENEFICIAL OWNERSHIP(A)      COMMON STOCK
----------------                  -----------------------      -------------
Sky Financial Group, Inc.                 288,272                  10.34%
221 S. Church Street
Bowling Green, OH 43402

William R. Baierl                         282,253(b)               10.12%
5004 McKnight Road
Pittsburgh, PA 15237

---------------

(a) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 14, 2000. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 119,530 shares owned by a company controlled by Mr. Baierl. Also includes 10,099 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership and options to purchase 2,239 shares granted under the corporation's Non-Employee Director Stock Option Plan.

SHAREHOLDER PROPOSALS

     Shareholders of the corporation may submit proposals to be considered for shareholder action at the Annual Meeting of Shareholders in 2001, if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. Any such proposal must be received by the Secretary of the corporation at the corporation's address (listed on Page 1 of this proxy statement) no later than November 30, 2000, in order to be included in the corporation's proxy materials relating to that meeting.

     Also, if a shareholder proposal is submitted to the corporation after November 30, 2000, it is considered untimely; and, although the proposal may be considered at the annual meeting, it will not be included in the corporation's 2001 proxy statement. Such proposals should be addressed to the Secretary. In addition, under the corporation's by-laws, shareholders must deliver a notice of any nomination for director to the Secretary no later than 60 days in advance of the meeting. See page 5 for more information on nomination procedures.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

     The corporation's Articles of Incorporation provide that the Board of Directors shall be divided into two classes as nearly equal in number as possible, with the term of office of one class expiring each year. Five First Class Directors will be elected at the annual meeting. Each First Class Director will serve for a term of two years or until his or her successor has been duly elected and qualified.

     Pursuant to the corporation's Articles of Incorporation, voting rights for the election of directors are not cumulative. Each shareholder entitled to vote has the right to cast one vote for each share of stock held for each of the candidates to be elected. To be elected, a director must receive a majority of the outstanding votes cast at the annual meeting.

     The persons named in the enclosed proxy will vote FOR the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If for any reason any of the persons named below should become unavailable to serve (an event which management does not presently anticipate), proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

     Set forth below are the names of the current First Class Directors and the names of the Second Class Directors together with certain information regarding each of them:

FIRST CLASS DIRECTORS --TERM EXPIRING IN 2000

                                                   PRINCIPAL OCCUPATION OR EMPLOYMENT FOR      AGE AS OF
                                               PAST FIVE YEARS, AND ALL POSITIONS AND OFFICES  MARCH 14,   DIRECTOR
                    NAME                             WITH THE CORPORATION AND THE BANK           2000      SINCE (1)
                    ----                       ----------------------------------------------  ---------   ---------
Nicholas C. Geanopulos.......................  President of N.C. Geanopulos, Inc. (restaurant     51         1988
                                               services); President of Strategic Information
                                               Services, Inc.; President of Geanopulos
                                               Representations

Gus P. Georgiadis............................  President, TRIAD USA (benefits consultant)         45         1999

Lloyd G. Gibson..............................  President and Chief Executive Officer of the       44         1993
                                               corporation and the bank (from 1993 to
                                               present)

Charles S. Lenzner...........................  Vice President, Lenzner Tours and Lenzner          50         1990
                                               Coach Lines; Vice President, Lenzner
                                               Transportation, Inc. (transportation services)

Kenneth L. Rall..............................  President, International Service and Supply        67         1987
                                               Co.; President, Renaissance Home Sales, Inc.

---------------

(l) Includes any service as a Director of the Bank prior to the formation of the corporation in 1993.

DIRECTORS CONTINUING IN OFFICE:

SECOND CLASS DIRECTORS--TERM EXPIRING IN 2001

                                                   PRINCIPAL OCCUPATION OR EMPLOYMENT FOR      AGE AS OF
                                               PAST FIVE YEARS, AND ALL POSITIONS AND OFFICES  MARCH 14,   DIRECTOR
                    NAME                             WITH THE CORPORATION AND THE BANK           2000      SINCE (1)
                    ----                       ----------------------------------------------  ---------   ---------
William R. Baierl............................  President and Chief Executive Officer of           71         1977
                                               Baierl Chevrolet, Inc. (automobile dealership)

Grant A. Colton, Jr..........................  President, Corporate Director and Chief            59         1990
                                               Executive Officer of GA Industries, Inc.
                                               (valve manufacturer)

L.R. Gaus....................................  Managing Partner of L.R. Gaus and Associates,      67         1971
                                               certified public accountants; Chairman of the
                                               Board of the corporation and the bank

Arthur J. Rooney, II.........................  Chairman of the Board - Klett, Rooney, Lieber,     47         1988
                                               & Schorling

---------------

(1) Includes any service as a Director of the Bank prior to the formation of the corporation in 1993.

NOMINEES FOR FIRST CLASS DIRECTORS --TERM EXPIRING IN 2002

     Set forth below are the names of the nominees for First Class Director who are standing for election at the annual meeting:

     - Nicholas C. Geanopulos

     - Gus P. Georgiadis

     - Lloyd G. Gibson

     - Charles S. Lenzner

     - Kenneth L. Rall

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTORS' COMPENSATION

     The corporation's Board of Directors met thirteen times during 1999. Each of the Directors, except Arthur J. Rooney, II, attended at least 75% of the meetings of the Board of Directors and committees of which he is a member.

     During 1999, the corporation's Board of Directors maintained 4 standing committees: Nominating, Audit, Stock Option and Personnel. The function of each of these committees is described below.

NOMINATING:         This committee considers director candidates recommended by shareholders who submit the candidate's resume by sending it to the Chairman of the Nominating Committee at the corporation's principal business address. This committee met
                    2 times during 1999. Mr. Arthur J. Rooney, II serves as the chairman of this committee.

AUDIT: This committee makes suggestions to management to improve internal control and to protect against improper security for all assets and records. This committee also reviews the reports prepared by regulatory authorities, recommends the independent auditors and reviews their services. This committee met 4 times in 1999. Mr. Kenneth L. Rall serves as chairman of this committee.

STOCK OPTION:       This committee's function is to administer and approve stock option grants under the 1994 Stock Option Plan and interpret the plan and prescribe rules, regulations, and procedures in connection with the operation of the plan as it shall deem to be necessary and advisable for the administration of the plan consistent with the purposes of the plan. This committee met 1 time in 1999. Mr. William R. Baierl serves as chairman of this committee.

PERSONNEL:          The bank's personnel committee, which acts as a compensation committee for the corporation, establishes terms of employment and compensation for all officers of the bank, reviews and recommends employee benefits, bonus and similar plans to the Board for its approval and administers, construes and interprets any such plans. This committee met
                    2 times in 1999. Mr. William R. Baierl serves as chairman of this committee.

                                COMMITTEE TABLE

           DIRECTOR             NOMINATING   AUDIT   STOCK OPTION   PERSONNEL
           --------             ----------   -----   ------------   ---------
William R. Baierl.............      X                     X             X
Grant A. Colton, Jr...........      X          X          X
L. R. Gaus....................                            X             X
Nicholas C. Geanopulos........                 X
Gus P. Georgiadis.............                 X
Lloyd G. Gibson...............                            X             X
Charles S. Lenzner............
Kenneth L. Rall...............                 X                        X
Arthur J. Rooney, II..........      X
     Total Number of Meetings
       Held in 1999...........      2          4          1             2

     Each non-employee director of the bank is paid a fee of $800 per month base rate plus $200 for each bank Board of Directors meeting or committee meeting attended, not to exceed $1,000 monthly except L. R. Gaus, who receives a fee of $600 per month base rate only. Directors of the corporation currently are not paid for attendance at meetings of the corporation's Board of Directors or committees thereof. Non-employee Directors of the corporation also receive grants of stock options under the Corporation's Non-Employee Director Stock Option Plan. In addition to the per meeting compensation, L. R. Gaus received compensation in the amount of $24,000 during 1999, payable on a monthly basis, for services rendered as Chairman of the Board of the corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Lloyd G. Gibson, President and Chief Executive Officer of the corporation and the bank, is a member of the bank's Personnel Committee (which acts as a compensation committee for the corporation and the bank). Mr. Gibson did not participate in any deliberations of the Personnel Committee with regard to his compensation during 1999.

EXECUTIVE OFFICERS OF THE CORPORATION

     The following table sets forth the name, age, position held and business experience of each executive officer of the corporation.

                                       AGE AS OF
                                       MARCH 14,       POSITION HELD AND BUSINESS EXPERIENCE
                NAME                     2000                 DURING LAST FIVE YEARS              SINCE(a)
                ----                   ---------   ---------------------------------------------  --------
Lloyd G. Gibson......................     44       President and Chief Executive Officer of the     1993
                                                   bank and the corporation (1993-present)

Wayne A. Grinnik.....................     49       Senior Vice President and Chief Lending          1999
                                                   Officer of the bank and Vice President of the
                                                   corporation (1999-present); Vice President of
                                                   Century National Bank (1986-1999)

James P. Radick......................     37       Senior Vice President, Chief Financial           1993
                                                   Officer and Treasurer of the bank and
                                                   Treasurer of the corporation (1993-present)

---------------

(a) Includes any service as an officer of the bank prior to the formation of the corporation in 1993.

REMUNERATION OF MANAGEMENT

     The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the corporation's chief executive officer during each of the last three fiscal years. No other executive officer employed by the corporation or the bank received aggregate remuneration exceeding $100,000 during 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                                                              COMPENSATION
                                                                                          --------------------
                                                                                            AWARDS     PAYOUTS
                                                                                          ----------   -------
            (a)              (b)       (c)        (d)            (e)            (f)          (g)         (h)           (i)
                                                                                          SECURITIES
                                                                             RESTRICTED   UNDERLYING
     NAME AND PRINCIPAL                                     OTHER ANNUAL       STOCK       OPTIONS/     LTIP        ALL OTHER
          POSITION           YEAR    SALARY      BONUS      COMPENSATION      AWARD(S)     SARS(#)     PAYOUTS    COMPENSATION
     ------------------      ----    ------      -----      ------------     ----------   ----------   -------    ------------
Lloyd G. Gibson,             1999   $143,448    $15,000        $9,131(1)         0          5,000         0          $13,997(2)
  President and Chief        1998    139,908     15,000         9,446(1)         0          4,400         0           13,417(2)
  Executive Officer          1997    134,408     15,000         7,135(1)         0          6,600         0           12,439(2)

---------------

(1) Represents the value of an automobile allowance.

(2) Represents amount of contributions by the Bank pursuant to the Bank's Profit Sharing Plan ($7,570), ($8,617), and ($9,197) for 1997, 1998, and 1999
    respectively; and 401(k) Plan employee matching contributions of ($4,869), ( $4,800) , ($4,800) for 1997, 1998, and 1999, respectively.

     Mr. Gibson serves as President and Chief Executive Officer of the bank and the corporation under an employment agreement with the bank dated July 1, 1993, which is renewable for additional one year periods after July 1, 1995. The agreement provides for an initial employment term of two years with base compensation currently equal to $144,888 annually (subject to review of the Board of Directors). In addition, the agreement entitles Mr. Gibson to participate in any incentive compensation program or stock option plan implemented by the corporation or the bank and customary insurance and other benefit programs for executives of the corporation or the bank. The agreement was renewed for an additional one year term in 1999, that will expire July 1, 2000.

             PERSONNEL COMMITTEE AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The bank's Personnel Committee has acted, and continues to act, as a compensation committee for the bank and the corporation since the corporation, a bank holding company organized in 1993, does not have any employees (executive officers of the corporation are employed and compensated by the bank). The central objective of the bank's compensation policies is to provide fair and reasonable compensation to all employees.

     As a matter of long-standing, general practice, the base salaries payable to the executive officers for their services in a particular year are fixed at or about the beginning of the year, upon the recommendation of the bank's Personnel Committee and subject to approval by the corporation's Board of Directors.

     Under the bank's compensation policy, base salaries for executive officers are determined principally after consideration of :

     - independently prepared pay survey information for 28 other bank and thrift institutions having total assets of $300 million to $499 million located in the eight county region comprising Southwestern Pennsylvania.

     - internal performance reviews for each officer.

     - other criteria such as seniority and individual performance.

     The overall performance of the bank and the corporation is a factor considered in determining base salary only to the extent it reflects individual performance by the officer; however, executive officers also were compensated during 1999 under the bank's profit sharing plan, which provides for annual discretionary contributions by the bank based on the bank's financial performance. For 1999, salary increases were awarded to the executive officers which increases averaged 3.01%.

     Lloyd G. Gibson, the Chief Executive Officer of the corporation and the bank, was hired effective July 1, 1993 pursuant to an employment agreement which set his base salary for the initial year of the agreement. Mr. Gibson received a base salary increase of 2.00% effective July 1, 1999, to $144,888. This increase was based on the Committee's review of pay survey information (as described above), the salaries paid historically to previous Chief Executive Officers of the bank and the Committee's evaluation of his individual performance, in particular, the current favorable financial performance of the corporation relative to the internal budget and also to peer group performance levels. Mr. Gibson's compensation ranks at or about the 50th percentile of the comparative group of banks as listed in the L. R. Webber Associates, Inc. pay survey described above. Mr. Gibson also participated in the bank's profit sharing plan described above.

     During 1999, the Stock Option Committee granted stock options covering an aggregate of 10,000 shares of common stock to the corporation's executive officers, including options covering 5,000 shares granted to Mr. Gibson, the Chief Executive Officer. The number of options granted to executive officers was based primarily on the officer's relative position and the Committee's assessment of the officer's value to the corporation and the bank and, to a lesser extent, individual performance.

By the Members of the Personnel Committee:

William R. Baierl, L.R. Gaus,
Lloyd G. Gibson, and Kenneth L. Rall

By the Members of the Stock Option Committee:

William R. Baierl, Grant A. Colton, Jr.,
L. R. Gaus, and Lloyd G. Gibson

EMPLOYEE BENEFIT PLANS

     The following descriptions of certain employee benefit plans of the bank are summaries and do not purport to be complete. These descriptions are qualified in their entirety by the provisions of the respective plans.

     401(K) PLAN. The NorthSide Bank 401(k) Plan was established January 1, 1995. Under the NorthSide Bank 401(k) Plan, employees of NorthSide Bank may elect to participate in the 401(k) Plan after they have completed one year of service, completed 1,000 hours of service and attained age 21. Those employees who participate may elect to make a salary deferral contribution up to 15% of compensation. The bank will make a matching contribution equal to 50% of the employee's salary deferral contribution. The amount of the bank's matching contribution, however, shall not exceed 6% of an employee's compensation. NorthSide Bank may also elect to make a discretionary contribution which would be allocated to participants who are employed on the last day of the plan year (December 31) and have worked at least 1,000 hours in that same year. This contribution would be allocated on a prorata basis using compensation. The employees are always 100% vested in their salary deferral accounts. The vesting for employee and employer matching accounts shall be: 33.33% for one year of service; 66.67% for two years of service; and 100% for three years of service. Upon termination, if the participant's account balance does not exceed $3,500, he or she can receive his or her distribution in the first plan year following the date of termination. If the employee's account balance exceeds $3,500, he or she can receive his or her distribution as of any date in the first plan year beginning after termination of employment or attainment of normal retirement age. Future benefits cannot be estimated because the benefits are contingent upon future events.

1994 STOCK OPTION PLAN

     During 1999, a total of 21,750 stock options were granted under the corporation's 1994 Stock Option Plan to 30 employees. During 1999, 7,907 stock options were exercised. The following tables set forth information relating to stock options granted under the plan to the Chief Executive Officer of the corporation during 1999 and the aggregate values of all options granted under the plan to the Chief Executive Officer as of December 31, 1999.

                       OPTION GRANTS IN FISCAL YEAR 1999

                                                                         POTENTIAL REALIZABLE VALUE
                                                                         AT ASSUMED ANNUAL RATES OF
                                                                          STOCK PRICE APPRECIATION
                          INDIVIDUAL GRANTS                                FOR OPTION TERM (2)(3)
---------------------------------------------------------------------    --------------------------
                                   PERCENT OF
                                     TOTAL
                                    OPTIONS
                                   GRANTED TO   EXERCISE
                         OPTIONS   EMPLOYEES    OR BASE
                         GRANTED   IN FISCAL     PRICE     EXPIRATION
         NAME              (#)        YEAR       ($/SH)     DATE (1)        5%($)         10%($)
          (a)              (b)        (c)         (d)         (e)            (f)           (g)
         ----            -------   ----------   --------   ----------       -----         ------
Lloyd G. Gibson........   5000        23.0%     $ 22.15     5/11/09       $180,400       $287,257

---------------

(1) Options granted on May 11, 1999, all of which were exercisable on the date of grant.

(2) Based on the product of (a) the difference between (i) the per share market price of common stock on the date of grant, compounded annually over the term of the option (10 years) at the assumed annual rates indicated, and
    (ii) the exercise price per share and (b) the number of shares of common stock obtainable upon exercise of the option.

(3) Amounts shown were calculated at the assumed 5% and 10% annual rates required by the Securities and Exchange Commission and are not intended as a forecast of future appreciation in the price of common stock.

    AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND FY-END OPTION VALUES

                                                                                   VALUE OF
                                                                NUMBER OF         UNEXERCISED
                                      SHARES                   UNEXERCISED       IN-THE-MONEY
                                     ACQUIRED      VALUE       OPTIONS AT      OPTIONS AT FISCAL
                                   ON EXERCISE    REALIZED   FISCAL YEAR-END       YEAR-END
              NAME                     (#)          ($)            (#)              ($)(1)
              ----                 -----------    --------   ---------------   -----------------
                                                              EXERCISABLE/       EXERCISABLE/
                                                              UNEXERCISABLE      UNEXERCISABLE
                                                              -------------      -------------
               (a)                     (b)          (c)            (d)                (e)
               ---                     ---          ---            ---                ---
Lloyd G. Gibson..................      N/A          N/A         37,772/0          $ 97,788/0

---------------

(1) Based on the closing price per share of common stock on the NASDAQ National Market System as of December 31, 1999, minus the exercise price per share, multiplied by the number of shares obtainable upon exercise of such options.

OWNERSHIP OF SECURITIES BY CORPORATION DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 14, 2000, regarding the amount and nature of beneficial ownership of common stock by each of the directors of the corporation, each of the executive officers listed in the Summary Compensation Table above, and by all of the directors and executive officers of the corporation as a group. Each such individual has sole voting and investment power with respect to the shares listed except as otherwise indicated in the footnotes to the table.

                                                                      PERCENTAGE OF
                NAME OF                   AMOUNT AND NATURE OF         OUTSTANDING
            BENEFICIAL OWNER              BENEFICIAL OWNERSHIP       COMMON STOCK(l)
            ----------------              --------------------       ---------------
William R. Baierl.......................        282,253(a)(b)             10.12%
Grant A. Colton, Jr.....................        107,233(c)(d)              3.85%
L.R. Gaus...............................         34,655(e)                 1.24%
Nicholas C. Geanopulos..................          7,717(e)(f)                --
Gus P. Georgiadis.......................            800(g)                   --
Lloyd G. Gibson.........................         37,864(h)                 1.36%
Charles S. Lenzner......................         15,043(e)(f)(i)             --
Kenneth L. Rall.........................         22,799(e)(j)                --
Arthur J. Rooney, II....................          9,022(e)(k)                --
All directors and executive officers of
  the corporation as a group (11
  persons)..............................        531,000                   19.04%

---------------
(a) Includes 119,530 shares owned by a company controlled by Mr. Baierl. Also includes 10,099 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership.

(b) Includes 2,239 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

(c) Includes 67,088 shares owned by companies controlled by Mr. Colton, and 38,996 shares owned jointly by Mr. Colton and his wife as to which he shares voting and investment power.

(d) Includes 1,149 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

(e) Includes 3,183 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

(f) These shares are jointly owned by the named individual and his spouse and the named individual shares voting and investment power over such shares with his spouse.

(g) Includes 800 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

(h) Includes 37,772 stock options granted to Mr. Gibson.

(i) Includes 1,671 shares held in custodian accounts for children as to which Mr. Lenzner shares voting power.

(j) Includes 8,752 shares held in a profit sharing plan as to which Mr. Rall shares voting and dispositive power as co-trustee.

(k) Includes 4,706 shares held by an investment club as to which Mr. Rooney shares voting power.

(l) Unless otherwise indicated, the number of shares owned does not exceed one percent of the class.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Except as otherwise indicated, there have been no material transactions between the corporation and the bank, nor any material transactions proposed, with any director or executive officer of the corporation and the bank, or any associate of the foregoing persons. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank. Total loans outstanding from the corporation and the bank at December 31, 1999, to the corporation's and the bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10% or more was $7,519,008 or approximately 25.8% percent of the total equity capital of the bank. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires each of the corporation's directors and executive officers and each holder of more than 10% of the corporation's common stock to file with the Securities and Exchange Commission initial reports of his ownership of, and periodic reports of his or her transactions in, the corporation's common stock. Based solely upon the corporation's review of Forms 3, 4 and 5 and amendments thereto furnished to the corporation for the fiscal year ended December 31, 1999, and for written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that, during the period January 1, 1999, through December 31, 1999, all reports of the corporation's executive officers, directors and 10% shareholders were in compliance with all filing requirements applicable to them.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal 2)

     The Board of Directors has engaged the services of Deloitte & Touche, L.L.P., Certified Public Accountants, of Pittsburgh, Pennsylvania, as independent accountants to examine the financial statements for the corporation and its subsidiaries for the 2000 fiscal year. Representatives of Deloitte & Touche, L.L.P., are not expected to be present at the annual meeting, but would be permitted to attend and make a statement if they desired to do so. They are available to respond to appropriate questions which can be addressed in writing to Deloitte & Touche, L.L.P., 2500 One PPG Place, Pittsburgh, PA 15222-5401.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF DELOITTE & TOUCHE, L.L.P., AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2000.

                            CORPORATION PERFORMANCE

     The corporation's common stock trades on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol: NSDB. The following graph compares the percentage change in cumulative total shareholder return on the corporation's common stock during the period from December 31, 1994 to December 31, 1999, with the cumulative total shareholder return on stocks included in (a) the NASDAQ composite index and (b) the NASDAQ bank stocks index. The information presented in the graph assumes that the value of the investment in the corporation's common stock and each index was $100 on December 31, 1994 and that all dividends were reinvested.

                                     Graph

                                                       PERIOD ENDING
                              ---------------------------------------------------------------
                              12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
    INDEX                     --------   --------   --------   --------   --------   --------
    NSD Bancorp, Inc.         100.00     107.81     119.61     242.16     202.03     150.99
    NASDAQ-Total US*          100.00     141.33     173.89     213.07     300.25     542.43
    NASDAQ Bank Index*        100.00     149.00     196.73     329.39     327.11     314.42

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999.
  Used with permission. All rights reserved. crsp.com

                                 OTHER MATTERS

     As of the date of this proxy statement, management has no knowledge of any other matters to be presented for consideration at the annual meeting other than those referred to above. If any other matters properly come before the annual meeting, the persons named in the accompanying proxy intend to vote, to the extent permitted by law, in accordance with their best judgment.

                                 ANNUAL REPORT

     Upon request the corporation will furnish, without charge, a copy of its annual report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999, to any record or beneficial owner of its common stock at the close of business on March 14, 2000. All requests must be in writing, addressed to the Treasurer, NSD Bancorp, Inc., 5004 McKnight Road, Pittsburgh, PA 15237, and if from a beneficial owner, must contain a representation that the person making the request was the beneficial owner, as of March 14, 2000, of common stock of the corporation. The corporation reserves the right to charge a reasonable fee for providing a copy of its annual report on Form 10-K to persons other than those referred to above.